Real Estate	12 Months Ended
Dec. 31, 2013
Real Estate [Abstract]
Real Estate
Real Estate

Real estate consisted of the following at December 31 (in thousands):

	2013	2012
Land	$4,450,532	$2,605,162
Land held for future development	297,376	275,094
Buildings and improvements	11,065,113	9,517,343
Tenant improvements	1,617,401	1,435,508
Furniture, fixtures and equipment	25,164	23,441
Construction in progress	1,523,179	1,036,780
Total	18,978,765	14,893,328
Less: Accumulated depreciation	(3,161,571)	(2,934,160)
	$15,817,194	$11,959,168

Acquisitions

On February 6, 2013, the Company completed the acquisition of 535 Mission Street, a development site, in San Francisco, California for an aggregate purchase price of approximately $71.0 million in cash, including work completed and materials purchased to date. When completed, 535 Mission Street will consist of a 27-story, Class A office tower with approximately 307,000 net rentable square feet of office and retail space. The property is currently under development.

On March 26, 2013, a consolidated joint venture in which the Company has a 95% interest completed the acquisition of a land parcel in San Francisco, California that will support a 60-story, 1.4 million square foot office tower known as Transbay Tower. The purchase price for the land was approximately $192.0 million. On February 7, 2013, the partner in the joint venture issued a notice that it was electing under the joint venture agreement to reduce its nominal ownership interest in the venture from 50% to 5%. On February 26, 2013, the Company issued a notice to the partner electing to proceed with the venture on that basis. As a result, the Company has a 95% nominal interest in and is consolidating the joint venture (See Note 11). The initial phase of the development consisting of building the project to grade is currently under development.

On March 29, 2013, the Company completed the acquisition of a parcel of land located in Reston, Virginia for a purchase price of approximately $27.0 million. The land parcel is commercially zoned for 250,000 square feet of office space.

On April 10, 2013, the Company acquired the Mountain View Research Park and Mountain View Technology Park properties from Boston Properties Office Value-Added Fund, L.P. (the "Value-Added Fund") for an aggregate net purchase price of approximately $233.1 million. Mountain View Research Park is a 16-building complex of Office/Technical properties aggregating approximately 604,000 net rentable square feet. Mountain View Technology Park is a seven-building complex of Office/Technical properties aggregating approximately 135,000 net rentable square feet. The following table summarizes the allocation of the aggregate purchase price of Mountain View Research Park and Mountain View Technology Park at the date of acquisition (in thousands) in accordance with the guidance in ASC 805 "Business Combinations."

Land	$126,521
Building and improvements	82,451
Tenant improvements	7,326
In-place lease intangibles	23,279
Above-market rents	843
Below-market rents	(7,336)
Net assets acquired	$233,084

On May 31, 2013, the Company's two joint venture partners in 767 Venture, LLC (the entity that owns 767 Fifth Avenue (the General Motors Building) located in New York City) transferred all of their interests in the joint venture to third parties. 767 Fifth Avenue (the General Motors Building) is a Class A office property totaling approximately 1.8 million net rentable square feet. In connection with the transfer, the Company and its new joint venture partners modified the Company's relative decision making authority and consent rights with respect to the joint venture's assets and operations. These changes resulted in the Company having sufficient financial and operating control over 767 Venture, LLC such that, effective as of May 31, 2013, the Company accounts for the assets, liabilities and operations of 767 Venture, LLC on a consolidated basis in its financial statements instead of under the equity method of accounting (See Notes 5 and 11). The following table summarizes the allocation of the aggregate purchase price of 767 Fifth Avenue (the General Motors Building) at the date of consolidation on May 31, 2013 (in thousands) in accordance with the guidance in ASC 805 "Business Combinations."
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Real estate and related intangibles recorded upon consolidation
Land	$1,796,252
Building and improvements	1,447,446
Tenant improvements	85,208
In-place lease intangibles	357,781
Above market rents	101,897
Below market rents	(239,641)
Above market assumed debt adjustments	(192,943)
	$3,356,000
Debt recorded upon consolidation
Mortgage notes payable	$(1,300,000)
Mezzanine notes payable	(306,000)
Members' notes payable	(450,000)	(1)
	$(2,056,000)

Working capital recorded upon consolidation
Cash and cash equivalents	$79,468
Cash held in escrows	2,403
Tenant and other receivables	7,104
Prepaid expenses and other assets	4,269
Accounts payable and accrued expenses	(2,418)
Accrued interest payable	(182,369)	(2)
Other liabilities	(6,304)
	$(97,847)

Noncontrolling interest recorded upon consolidation
Noncontrolling interests	$(520,000)
Noncontrolling interests - working capital	39,139
	$(480,861)

Net assets recorded upon consolidation	$721,292
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(1) The Company's member loan totaling $270.0 million eliminates in consolidation.
(2) The Company's share of the accrued interest payable on the members' loans totaling approximately $105.5 million eliminates in consolidation.

Mountain View Research Park and Mountain View Technology Park contributed approximately $16.7 million of revenue and approximately $0.4 million of earnings to the Company for the period from April 10, 2013 through December 31, 2013. 767 Fifth Avenue (the General Motors Building) contributed approximately $168.4 million of revenue and approximately $8.4 million of earnings to the Company for the period from May 31, 2013 through December 31, 2013.
The accompanying unaudited pro forma information for the years ended December 31, 2013 and 2012 is presented as if the operating property acquisitions of (1) Mountain View Research Park and Mountain View Technology Park on April 10, 2013 and the approximately $26.5 million gain on consolidation and (2) 767 Fifth Avenue (the General Motors Building) on May 31, 2013 and the approximately $359.5 million gain on consolidation, had occurred on January 1, 2012. This unaudited pro forma information is based upon the historical consolidated financial statements of the Company and should be read in conjunction with the consolidated financial statements and notes thereto. This pro forma information does not purport to represent what the actual results of operations of the Company would have been had the above occurred, nor do they purport to predict the results of operations of future periods.

Pro Forma (Unaudited)	Year ended December 31,
(in thousands, except per share data)	2013	2012
Total revenue	$2,257,098	$2,149,391
Income from continuing operations	$302,354	$634,457
Net income attributable to Boston Properties, Inc.	$400,017	$626,174
Basic earnings per share:
Net income per share attributable to Boston Properties, Inc.	$2.58	$4.15
Diluted earnings per share:
Net income per share attributable to Boston Properties, Inc.	$2.57	$4.13

Developments
On March 22, 2013, the Company completed and fully placed in-service Two Patriots Park, a Class A office redevelopment project with approximately 256,000 net rentable square feet located in Reston, Virginia.

On April 25, 2013, the Company commenced construction of its 601 Massachusetts Avenue, a Class A office development project totaling approximately 478,000 net rentable square feet located in Washington, DC.

On June 14, 2013, the Company completed and fully placed in-service Seventeen Cambridge Center, a Class A office project with approximately 195,000 net rentable square feet located in Cambridge, Massachusetts.

On July 1, 2013, the Company completed and fully placed in-service its Cambridge Center Connector, a Class A office project with approximately 43,000 net rentable square feet located in Cambridge, Massachusetts.

On October 29, 2013, the Company entered into a lease agreement as landlord with a third-party tenant for a build-to-suit project with approximately 130,000 net rentable square feet of Class A office space located in Princeton, New Jersey.

As of December 31, 2013, the Company has placed in-service approximately 63% of The Avant at Reston Town Center development project comprised of 359 apartment units and retail space aggregating approximately 355,000 square feet located in Reston, Virginia (See Note 20).

As of December 31, 2013, the Company has placed in-service approximately 6% of its 250 West 55th Street development project. When completed, this project will consist of approximately 989,000 net rentable square feet of Class A office space located in New York City.

As of December 31, 2013, the Company has placed in-service approximately 1% of its 680 Folsom Street development project. When completed, this project will consist of approximately 525,000 net rentable square feet of Class A office space located in San Francisco, California.

Dispositions
On February 20, 2013, the foreclosure sale of the Company's Montvale Center property was ratified by the court. As a result of the ratification, the mortgage loan totaling $25.0 million was extinguished and the related obligations were satisfied with the transfer of the real estate resulting in the recognition of a gain on forgiveness of debt totaling approximately $20.2 million. The operating results of the property through the date of ratification have been classified as discontinued operations on a historical basis for all periods presented.

On June 28, 2013, the Company completed the sale of its 303 Almaden Boulevard property located in San Jose, California for a sale price of $40.0 million. Net cash proceeds totaled approximately $39.3 million. 303 Almaden Boulevard is a Class A office property totaling approximately 158,000 net rentable square feet. Because the Company entered into the related purchase and sale agreement on March 28, 2013 and the carrying value of the property exceeded its net sale price, the Company recognized an impairment loss totaling approximately $3.2 million during the three months ended March 31, 2013. As a result, there was no loss on sale of real estate recognized during the year ended December 31, 2013. The impairment loss and operating results of this property have been classified as discontinued operations on a historical basis for all periods presented. The sale of this asset caused the Company to reevaluate its strategy for development of its adjacent Almaden land parcel, which can accommodate an approximately 840,000 square feet office complex.  Based on a shorter than expected hold period, the Company reduced the carrying value of the land parcel to its estimated fair market value and recognized an impairment loss of approximately $8.3 million during the three months ended March 31, 2013. The Company's estimated fair value, as measured on a non-recurring basis, was based on comparable land sales. The Company has determined that its valuation of the land falls within Level 3 of the fair value hierarchy, as it has utilized significant unobservable inputs in its assessment.

On August 22, 2013, the Company completed the sale of its 1301 New York Avenue property located in Washington, DC for a net contract sale price of approximately $121.7 million. After adjusting for outstanding lease and other transaction costs assumed by the buyer, the gross sale price was approximately $135.0 million. Net cash proceeds totaled approximately $121.5 million, resulting in a gain on sale of approximately $86.4 million. 1301 New York Avenue is a Class A office property totaling approximately 201,000 net rentable square feet. The operating results of the property through the date of sale have been classified as discontinued operations on a historical basis for all periods presented.

On October 9, 2013, the Company completed the sale of a 45% ownership interest in its Times Square Tower property for a gross sale price of $684.0 million in cash. Net cash proceeds totaled approximately $673.1 million, after the payment of transaction costs. In connection with the sale, the Company formed a joint venture with the buyer and will provide customary property management and leasing services to the joint venture. Times Square Tower is an approximately 1,246,000 net rentable square foot Class A office tower located in New York City. The transaction did not qualify as a sale of real estate for financial reporting purposes because the Company continues to control the joint venture and will therefore continue to account for the entity on a consolidated basis in its financial statements. The Company has accounted for the transaction as an equity transaction and has recognized noncontrolling interest in its consolidated balance sheets totaling approximately $243.5 million, which is equal to 45% of the carrying value of the total equity of the property immediately prior to the transaction. The difference between the net cash proceeds received and the noncontrolling interest recognized, which difference totals approximately $429.6 million, has not been reflected as a gain on sale of real estate in the Company’s consolidated statements of operations and has instead been reflected as an increase to additional paid-in capital in the Company’s consolidated balance sheets.

On December 20, 2013, the Company completed the sale of its 10 & 20 Burlington Mall Road property located in Burlington, Massachusetts for a sale price of approximately $30.0 million. Net cash proceeds totaled approximately $29.4 million, resulting in a gain on sale of approximately $20.5 million. 10 & 20 Burlington Mall Road consists of two Class A office properties aggregating approximately 152,000 net rentable square feet. The operating results of the properties through the date of sale have been classified as discontinued operations on a historical basis for all periods presented.

On December 20, 2013, the Company completed the sale of its One Preserve Parkway property located in Rockville, Maryland for a sale price of approximately $61.3 million. Net cash proceeds totaled approximately $59.9 million, resulting in a gain on sale of approximately $5.9 million. One Preserve Parkway is a Class A office property totaling approximately 184,000 net rentable square feet. The operating results of the property through the date of sale have been classified as discontinued operations on a historical basis for all periods presented.
The following table summarizes the income from discontinued operations related to One Preserve Parkway, 10 & 20 Burlington Mall Road, 1301 New York Avenue, 303 Almaden Boulevard, Montvale Center and Bedford Business Park and the related gains on sales of real estate, gain on forgiveness of debt and impairment loss for the years ended December 31, 2013, 2012 and 2011:

	For the year ended December 31,
	2013	2012	2011
	(in thousands)
Total revenue	$20,138	$32,607	$36,734
Expenses
Operating	6,996	12,038	13,818
Depreciation and amortization	4,760	8,169	9,442
Total expenses	11,756	20,207	23,260
Operating income	8,382	12,400	13,474
Other expense
Interest expense	360	2,594	2,598
Income from discontinued operations	$8,022	$9,806	$10,876
Noncontrolling interest in income from discontinued operations – common units of the Operating Partnership	(803)	(1,031)	(1,243)
Income from discontinued operations attributable to Boston Properties, Inc.	$7,219	$8,775	$9,633

Gains on sales of real estate from discontinued operations	$112,829	$36,877	$—
Gain on forgiveness of debt from discontinued operations	20,182	—	—
Impairment loss from discontinued operations	(3,241)	—	—
Noncontrolling interest in gains on sales of real estate, gain on forgiveness of debt and impairment loss from discontinued operations – common units of the Operating Partnership	(13,348)	(4,044)	—
Gains on sales of real estate, gain on forgiveness of debt and impairment loss from discontinued operations attributable to Boston Properties, Inc.	$116,422	$32,833	$—